Exhibit 99(a)

Robert J. McCormick, President and Chief Executive Officer Robert T. Cushing, Executive Vice President and Chief Financial Officer Scot R. Salvador, Executive Vice President and Chief Banking Officer Sandler O’Neill + Partners East Coast Financial Services Conference November 15, 2012

Forward Looking Statements * Note: Data in this presentation was obtained from SNL Financial and from the Company’s SEC filings. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “should,” “may,” “plans,” “estimates,” and similar references; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of TrustCo or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of underlying assumptions. Forward-looking statements are based on TrustCo’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. TrustCo’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks and other financial service providers; (13) the effect of changes in laws and regulations with which we and our subsidiaries must comply, including those under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items; and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

* TrustCo Bank Corp NY New York community-focused financial services company with additional market presence in Florida, Massachusetts, New Jersey and Vermont Provides core banking products and services to local businesses and retail customers Strategy of building solid deposit franchise with low cost, core deposit base has led to strong, consistent balance sheet and net income growth (1) As of November 7 2012 Source: SNL Financial Year Founded: 1902 Branches: 138 (86 in NY; 45 in FL; 4 in MA; 2 in NJ; 1 in VT) Branches: 138 (86 in NY; 45 in FL; 4 in MA; 2 in NJ; 1 in VT) Branches: 138 (86 in NY; 45 in FL; 4 in MA; 2 in NJ; 1 in VT) Branches: 138 (86 in NY; 45 in FL; 4 in MA; 2 in NJ; 1 in VT) Headquarters: Glenville, NY Market Data (as of 11/7/12) Financial Data (as of 9/30/12) Closing Price $5.41 Assets: $4.3 Billion Market Capitalization $508.2M Net Loans: $2.6 Billion Shares Outstanding 93,935,244 Deposits: $3.8 Billion Dividend Yield: 4.85% Tangible Common Equity: $357 Million Institutional Ownership: 52.6% Insider Ownership: 4.6%

TrustCo vs. Peers Peer Group includes all public owned banking institutions covered by SNL Financial with assets of $2 to $10 billion as of September 30, 2012, except as noted. Peer group members have not all filed Q3/12 information. Ratios are as calculated by SNL and may differ from TrustCo calculations contained in other documents. Ratios in the “Q3/12” column are as of September 30, 2012 or for the quarter then ended, except as noted. * 2007 2008 2009 2010 2011 Q3/12 Return on Average Equity - TrustCo 16.9% 14.3% 11.7% 11.5% 11.0% 11.0% Peer Group Median 9.6% 6.0% 3.7% 5.1% 7.4% 8.6% Return on Average Assets - TrustCo 1.20% 1.00% 0.79% 0.77% 0.81% 0.89% Peer Group Median 0.94% 0.59% 0.40% 0.56% 0.82% 0.97% Nonperforming Loans/ Loans - TrustCo 0.66% 1.54% 2.02% 2.07% 1.93% 1.92% Peer Group Median 0.58% 1.39% 2.83% 3.06% 3.00% 2.36% 30-89 Day PD Loans / Loans - TrustCo 0.88% 0.66% 0.77% 0.91% 0.48% 0.32% * Peer Group Median 0.72% 0.98% 1.04% 0.94% 0.81% 0.62% * Efficiency Ratio - TrustCo 45.8% 51.6% 55.2% 50.8% 49.2% 49.2% Peer Group Median 61.7% 61.2% 61.6% 60.6% 60.7% 60.9% *Data is as of June 30, 2012

* Branch Franchise Overview New York – 14 Counties, 86 Branches Massachusetts – 1 County, 4 Branches New Jersey – 1 County, 2 Branches Vermont – 1 County, 1 Branch Florida – 12 Counties, 45 Branches As of September 30, 2012

New York Region *

Florida Region *

* Deposit Growth and Branch Expansion Source: SEC Filing; Company Documents; SNL Financial

* Branch Growth Strategy Since 2000, the Company has increased its network by 84 branches, bringing the total to 138 All new branches opened on a de novo basis Expansion included growth in five states, with a focus on Florida and Downstate New York We have built a platform for steady and conservative growth Deposits per branch have increased $2.8 million or 11.3%¹ since 2009 TrustCo now has a footprint with economic and geographic diversification (1) Comparison from 3/31/2009 to 9/30/2012 Source: SEC Filings; Company Documents

Number of Branches & Average Size *

Deposit Growth ($000) * Source: SEC Filing; Company Documents; SNL Financial

* Deposit Market Share – Florida *Note: Shaded institutions represent those institutions that have either failed or been acquired (1) As of June 30, 2012; Note: Includes deposit market share for banks and thrifts in the following counties in Florida where TrustCo has a branch presence: Brevard, Charlotte, Hillsborough, Lake, Manatee, Orange, Osceola, Palm Beach, Polk, Sarasota, Seminole and Volusia Source: SNL Financial, FDIC Since 2003, TrustCo and the Florida marketplace has seen a significant number of its deposit competitors either be acquired or fail* During that same time, TrustCo has grown its Florida deposits at a CAGR of 63% In 2012, TrustCo has the 10th largest branch network in its market with 44 locations¹ 2003 Florida Market Share 2003 Florida Market Share June 30, 2003 June 30, 2003 June 30, 2003 2012 Florida Market Share 2012 Florida Market Share June 30, 2012 June 30, 2012 June 30, 2012 2003 Rank Institution (ST) # of Branches Deposits in Market ($000) Market Share (%) 2012 Rank Institution (ST) # of Branches Deposits in Market ($000) Market Share (%) 1 Bank of America Corp. 288 19,670 20.9% 1 Wells Fargo & Co. 235 25,180 19.4% 2 Wachovia Bank, NA 277 15,615 16.6% 2 Bank of America Corp. 237 22,586 17.4% 3 SunTrust Bank 205 14,449 15.3% 3 SunTrust Banks Inc. 240 20,072 15.5% 4 Washington Mutual Bank, FA 72 4,412 4.7% 4 BB&T Corp. 129 5,957 4.6% 5 SouthTrust Bank 108 3,893 4.1% 5 JPMorgan Chase & Co. 142 5,819 4.5% 6 Colonial Bank 67 2,386 2.5% 6 Regions Financial Corp. 130 4,384 3.4% 7 Ohio Savings Bank, F.S.B. 7 2,239 2.4% 7 PNC Financial Services Group 110 3,785 2.9% 8 World Savings Bank, FSB 18 2,050 2.2% 8 Fifth Third Bancorp 88 3,618 2.8% 9 Fidelity Federal Bank & Trust 37 2,025 2.2% 9 Toronto-Dominion Bank 68 2,917 2.3% 10 AmSouth Bank 53 1,376 1.5% 10 Northern Trust Corp. 9 1,723 1.3% 11 Regions Bank 26 1,052 1.1% 11 BankUnited Inc. 21 1,714 1.3% 12 Northern Trust Corp. 10 896 1.0% 12 Citigroup Inc. 13 1,418 1.1% 13 Republic Bank 33 839 0.9% 13 New York Community Bancorp 11 1,309 1.0% 14 BankAtlantic 29 816 0.9% 14 Bank of Montreal 26 1,105 0.9% 15 Mercantile Bank 17 775 0.8% 15 IBERIABANK Corp. 20 1,044 0.8% 110 TrustCo Bank Corp NY (NY) 2 8 0.0% 21 TrustCo Bank Corp NY (NY) 44 682 0.5% Total for All Institutions in Market 1,818 94,141 Total for All Institutions in Market 2,073 129,527

* Strategy and Philosophy for Continued Growth Deposit and Loan Portfolio Growth Superior Asset Quality Increasing Market Share in New Markets Generated through our expanded branch network Intense customer service focus Simple, low cost products Centralized portfolio lending process Conservative lending criteria History of strong portfolio management One of the fastest growing deposit franchises and branch networks in central Florida¹ Improving Efficiency Ratio Effective cost controls producing world class results Florida market consists of the counties of Brevard, Charlotte, Hillsborough, Lake, Manatee, Orange, Osceola, Palm Beach, Polk, Sarasota, Seminole and Volusia Source: FDIC, SNL Financial

Loan Growth ($000) * Source: SEC Filing; Company Documents; SNL Financial

* Detail of Loan Portfolio 1-4 Family Composition September 30, 2012 The portfolio is comprised of loans that are fully-documented using comprehensive underwriting criteria without sole reliance on credit scores All originations are taken at branch locations by company employees Residential portfolio increased 6.9% year over year Residential delinquency rate superior to peers Average loan size is approximately $87,000 Company chose not to compete against exotic offerings that were commonly offered between 2005 to 2007, e.g. no Alt-A or Subprime products or programs Aggregate: $2.4 Billion Note: Data as of September 30, 2012 Source: Company Documents, SEC Filings

* Superior Credit Quality Compared to Peers NPAs / Assets (%) (1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of September 30, 2012 Source: SEC Filings; SNL Financial

Superior Credit Quality Compared to Peers Nonperforming Loans / Loans (%) * (1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of September 30, 2012 Source: SEC Filings; SNL Financial

Superior Credit Quality Compared to Peers Short-term (30-89 Day) Delinquencies (%) * (1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of September 30, 2012 Source: SEC Filings; SNL Financial

* Superior Efficiency Ratio Compared to Peers (1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of September 30, 2012 Source: SEC Filings; SNL Financial

* Investment Portfolio and Interest Rate Risk Strive to achieve a 60/40 split on loans to investments Investment Securities High level of liquidity in excess of $1 billion Vast majority of securities are available for sale High credit quality portfolio No derivatives, trust preferred or exotic instruments Interest Rate Risk Loans are funded through core deposits No borrowings Deposit lives exceed asset lives Successfully navigated many interest rate environments

* Investment Strategy and Composition 2013 plan consistent with prior years Focus on short-term investments (1-5 average life) Primarily investing in government sponsored agency and mortgage backed securities Continue to evaluate investing in other investment classes Investment Composition September 30, 2012 U. S. government sponsored enterprises 427,798 States and political subdivisions 33,857 Mortgage-backed securities and collateralized mortgage obligations-residential 636,756 Corporate bonds 84,370 Other securities 35,630 Total 1,218,411

* Bank Capital Ratios as of September 30, 2012 (1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of September 30, 2012. RBC = Risk Based Capital. Source: SEC Filings; SNL Financial

* Supplemental Financial Information

Historical Balance Sheet

	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011	9/30/2012
ASSETS						
Total cash and cash equivalents	344,920	249,604	145,894	444,250	532,943	442,644
Trading securities	465,151	116,326	-	-	-	-
Securities available for sale	578,892	676,002	810,365	891,601	917,722	1,062,460
Held to maturity securities	15,000	264,689	374,871	191,712	216,288	155,951
Loans, net of deferred fees and costs	1,934,914	2,163,338	2,281,536	2,355,265	2,521,303	2,605,941
Less						
Allowance for loan losses	34,651	36,149	37,591	41,911	48,717	47,364
Net loans	1,900,263	2,127,189	2,243,945	2,313,354	2,472,586	2,558,577
Bank premises and equipment, net	29,193	35,156	37,793	36,632	37,006	37,251
Other assets	44,132	37,847	67,029	77,235	67,099	61,290
Total assets	3,377,551	3,506,813	3,679,897	3,954,784	4,243,644	4,318,173
LIABILITIES						
Deposits						
Demand	262,863	249,887	258,759	251,091	267,776	292,350
Interest-bearing checking	293,027	331,144	405,383	441,520	489,227	536,892
Savings accounts	609,064	609,444	665,463	774,366	978,819	1,167,927
Money market deposit accounts	341,790	285,829	393,779	602,803	635,434	668,064
Certificates of deposit (in denominations of $100,000 or more)	390,328	456,583	486,190	456,837	460,971	359,246
Other time accounts	1,123,226	1,203,384	1,095,586	1,027,470	903,746	751,974
Total deposits	3,020,298	3,136,271	3,305,160	3,554,087	3,735,973	3,776,453
Short-term borrowings	92,220	109,592	107,728	124,615	147,563	161,751
Long-term debt	29	-	-	-	-	-
Accrued expenses and other liabilities	27,936	24,926	21,331	20,642	21,592	22,352
Total liabilities	3,140,483	3,270,789	3,434,219	3,699,344	3,905,128	3,960,556
SHAREHOLDERS' EQUITY						
Capital stock	82,373	83,166	83,166	83,166	98,912	98,912
Surplus	121,961	130,142	128,681	126,982	176,638	175,284
Undivided profits	93,099	93,818	99,190	108,780	119,465	128,750
Accumulated other comprehensive income (loss), net of tax	7,230	(1,441)	(1,282)	(4,119)	(2,493)	4,879
Total shareholders' equity	237,068	236,024	245,678	255,440	338,516	357,617
Total liabilities and shareholders' equity	3,377,551	3,506,813	3,679,897	3,954,784	4,243,644	4,318,173

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Source: Company Documents, SEC Filings, SNL Financial

Historical Income Statement

Consolidated Statements of Income	2007 FY	2008 FY	2009 FY	2010 FY	2011 FY	2012 FQ3 YTD
Total interest income	189,418	170,919	161,360	162,123	160,748	117,351
Total interest expense	92,984	74,056	49,451	34,998	26,244	15,943
Net interest income	96,434	96,863	111,909	127,125	134,504	101,408
Provision for loan losses	2,500	4,200	11,310	23,200	18,750	9,000
Net interest income after provision for loan losses	93,934	92,663	100,599	103,925	115,754	92,408
Noninterest income						
Trustco financial services income	5,743	5,529	5,070	4,993	5,088	3,946
Fees for services to customers	9,498	10,746	10,460	9,588	8,913	7,238
Net trading losses	891	155	(350)	0	0	NA
Net gain on securities transactions	217	450	1,848	3,352	1,428	1,398
Other	1,413	1,560	2,236	1,018	952	555
Total noninterest income	17,762	18,440	19,264	18,951	16,381	13,137
Noninterest expenses						
Salaries and employee benefits	20,268	23,376	26,951	27,065	28,751	22,849
Net occupancy expense	10,164	12,212	14,054	14,222	14,687	11,368
Equipment expense	3,369	4,304	5,094	5,638	5,652	4,436
Professional services	4,152	4,450	5,311	5,599	5,729	4,582
Outsourced services	4,309	5,130	5,639	5,458	5,100	3,947
Advertising expense	2,343	2,351	2,958	2,716	2,784	2,804
FDIC and other insurance	1,265	1,722	7,719	6,446	4,655	2,816
Other real estate expense, net	(11)	160	2,507	5,565	5,693	2,841
Other	7,734	7,089	6,348	6,255	6,699	5,518
Total noninterest expenses	53,593	60,794	76,581	78,964	79,750	61,161
Income before taxes	58,103	50,309	43,282	43,912	52,385	44,384
Income taxes	18,636	16,232	15,162	14,591	19,298	16,656
Net income	39,467	34,077	28,120	29,321	33,087	27,728

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Source: Company Documents, SEC Filings, SNL Financial

Credit Quality

	2007 FY	2008 FY	2009 FY	2010 FY	2011 FY	2012 FQ3 YTD
Asset Quality ($000)						
Nonaccrual Loans	12,065	32,700	45,632	48,478	48,778	49,925
Restructured Loans	640	598	400	336	0	0
Nonperforming Loans	12,705	33,298	46,032	48,814	48,778	49,925
Real Estate Owned and Repossessed Assets, Net	293	1,832	9,019	7,416	5,265	8,691
Nonperforming Assets	12,998	35,130	55,051	56,230	54,043	58,616
Loan Loss Reserve	34,651	36,149	37,591	41,911	48,717	47,364
Net Charge offs: Bal Sht Lns	3,465	2,702	9,868	18,880	11,944	10,353
NPAs/Assets (%)	0.38	1.00	1.50	1.42	1.27	1.36
NPLs/Loans (%)	0.66	1.54	2.02	2.07	1.93	1.92
Reserves/NPLs (%)	272.74	108.56	81.66	85.86	99.87	94.87
Loan Loss Reserves/Gross Loans (%)	1.79	1.67	1.65	1.78	1.93	1.82
NCOs/Avg Loans (%)	0.19	0.13	0.45	0.81	0.49	0.54
Loan Loss Provision/NCO (%)	72.15	155.44	114.61	122.88	156.98	86.93

Source: Company Documents, SEC Filings and SNL Financial. Ratios are as calculated by SNL and may differ from TrustCo calculations contained in other documents.

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* Non-GAAP Financial Measures The efficiency ratio is a non-GAAP financial measures derived from GAAP-based amounts. We calculate the efficiency ratio by dividing recurring operating expense by recurring operating revenue . We believe that this is consistent with the treatment by independent parties, although some parties may use calculations that include or exclude items other than we do in our calculation. We believe that the calculation we have used in this presentation is consistent with that used by SNL Financial, an independent provider of data on the banking industry. The efficiency ratio is widely used and we believe that this non-GAAP financial measure provides information that is important to investors. However, this non-GAAP financial measure is supplemental and are not a substitute for an analysis based on GAAP measures. A reconciliation of the non-GAAP measure of the efficiency ratio to GAAP measures of revenue and expense is set forth below. Source: SNL Financial, Company Documents, SEC Filings